SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported): May 3, 1999


                                    IGI, Inc.
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


       001-08568                                         01-0355758
(Commission File Number)                    (I.R.S. Employer Identification No.)



Wheat Road and Lincoln Avenue
Buena, New Jersey                                           08310
(Address of Principal Executive Offices)                 (Zip Code)


                                 (609) 697-1441
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events.

     On May 3, 1999, IGI, Inc. (the "Company") announced that on April 14, 1999, a lawsuit was filed in the U.S. District Court for the Southern District of New York by Cohanzick Partners, LP, against the Company and certain of its present and former directors, officers and employees. The suit seeks approximately $420,000 in damages and alleges violations of the securities laws, fraud and negligent misrepresentation concerning certain disclosures made and other actions taken by the Company in 1996 and 1997.

     The foregoing description of the announcement is qualified in its entirety by reference to the full text of the Company's press release which is filed as
Exhibit 99 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Businesses Acquired.

     Not applicable.

     (b) Pro Forma Financial Information.

     Not applicable.

     (c) Exhibits.

     The  exhibit  following  the  Exhibit  Index  is  incorporated   herein  by
     reference.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 5, 1999                                     IGI, INC.
                                               -------------------------
                                                    (Registrant)



                                      By:      /s/ Edward B. Hager, M.D.
                                               -------------------------
                                               Edward B. Hager, M.D.
                                               Chairman of the Board and
                                               Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit
Number                                      Description
------                                      -----------

 99                                Press Release dated May 3, 1999.